UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 5, 2003

EVERGREENBANCORP, INC.

(Exact name of registrant as specified in its charter)

Washington	000-32915	91-2097262

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

301 Eastlake Avenue East, Seattle, Washington 98109
(Address of Principal Executive Offices) (Zip Code)

206/628-4250
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS.

On September 5, 2003, EvergreenBancorp, Inc. issued a press release announcing a cash dividend payable on September 29, 2003 to shareholders of record on September 15, 2003. The entire text of that press release is filed as an Exhibit to this Current Report on Form 8-K and is incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibit is filed as part of this Form 8-K.

Exhibit No.	Description

99.1	Press release, dated September 5, 2003

SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREENBANCORP, INC.

Dated: September 11, 2003
	By:	/s/ William G. Filer II William G. Filer II Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated September 5, 2003

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